SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 23, 2002


                                   SLI, INC.
            ______________________________________________________
              (Exact Name of Registrant as Specified in Charter)



           Oklahoma                     0-25848                 73-1412000
____________________________         _____________         ____________________
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


     500 Chapman Street, Canton, Massachusetts                   02021
     ______________________________________________________________________
        (Address of principal executive offices)               (zip code)


                                (781) 828-2948
    ______________________________________________________________________
             (Registrant's telephone number, including area code)


                                Not Applicable
    ______________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On October 24, 2002, SLI, Inc. (the "Company") announced, among other things, that the U.S. Bankruptcy Court of the District of Delaware granted final approval of the Company's $35 million debtor-in-possession financing facility provided by a consortium of banks, including lead lender and administrative agent, Fleet National Bank. A copy of the Company's press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

(a)    Exhibits:

         Number            Description
         ------            -----------

         99.1              Press Release, dated October 24, 2002, of SLI, Inc.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SLI, Inc.


                                   By:  /s/ Robert J. Mancini
                                        --------------------------------------
                                   Name:   Robert J. Mancini
                                   Title:  Chief Financial Officer



Date:  October 24, 2002

                               INDEX TO EXHIBITS

         Number            Description
         ------            -----------

         99.1              Press Release, dated October 24, 2002, of SLI, Inc.

                                                                   Exhibit 99.1
                                                                   ------------

                           [LETTERHEAD OF SLI, INC.]


Company Contact:           Frank M. Ward
                           Chairman and CEO
                           (781) 828-2948

Summary:          BANKRUPTCY COURT APPROVES FINAL
                  DEBTOR-IN-POSSESSION FINANCING FACILITY

FOR IMMEDIATE RELEASE

CANTON, MA - October 24, 2002 - SLI, Inc. announced today that the U.S. Bankruptcy Court of the District of Delaware granted final approval of the Company's $35 million debtor-in-possession financing facility provided by a consortium of banks, including lead lender and administrative agent, Fleet National Bank. The facility provides for $25 million of committed financing for obligations of the Company's United States subsidiaries and $10 million of discretionary financing that, following lender approval, may be used to fund the Company's foreign operations. The facility will continue to be used to, among other things, fund continuing operations, pay employees and purchase goods and services during the restructuring period. As previously announced, the facility requires that the Company pursue a possible sale of one or more lines of its business.

The Company's Chairman and Chief Executive Officer, Frank M. Ward, stated, "We are pleased with the outcome of today's hearing and believe the final approval of the financing facility will allow us to continue providing high quality services and products to our customers as well as adequate funding for our post- petition suppliers while we explore viable restructuring options."

In light of the Company's financial situation, the Company does not anticipate any recovery for holders of its common stock.

SLI, Inc., based in Canton, MA, is a vertically integrated designer, manufacturer and seller of lighting systems, which are comprised of lamps and fixtures. The Company offers a complete range of lamps (incandescent, fluorescent, compact fluorescent, high intensity discharge, halogen, miniature incandescent, neon, LED and special lamps). We also offer a comprehensive range of fixtures. The Company serves a diverse international customer base and markets, has 35 plants in 11 countries and operates throughout the world. The Company also believes that it is are also the #1 global supplier of miniature lighting products for automotive instrumentation.

Statements in this release may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties that may affect the Company's business and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors and risks that may affect the Company's future results are the ability of the Company to successfully: conclude financial and operational reorganization of the Company in the Chapter 11 process; continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, note holders, vendors and suppliers, employees and customers given the Company's financial condition; sell all or parts of the Company; reduce costs and improve cash flow; limit the Company's vulnerability to general adverse economic conditions; sell and market its products worldwide; retain sole source and other limited source supplies; find suitable manufacturers to which the Company can outsource certain of its products; continue to protect its intellectual property; and the Company's ability to manage other uncertainties and risk factors, such as those described from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and Quarterly Report on Form 10-Q for the period ended June 30, 2002.

For more information, visit our website: www.sliinc.com
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